GOING CONCERN	9 Months Ended
Sep. 30, 2011
GOING CONCERN [Text Block]
NOTE 22	GOING CONCERN

These unaudited condensed consolidated financial statements have been prepared assuming that Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

As of September 30, 2011, the Company had a working capital deficit of $3,277,558 due to the significant investment in property, plant and equipment.

As a result, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the Company’s ability to continue as a going concern.